Exhibit 10.2

EXECUTION VERSION

V-ServicesSM
Fleet Hour Agreement

by and between

SPIRIT AIRLINES, INC.

and

IAE INTERNATIONAL AERO ENGINES AG

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

TABLE OF CONTENTS

1.    Definitions    3
2.    FHA Services    6
3.    Period of Cover    6
4.    Shop Visit Coverage    6
5.    Lease Engine Support    7
6.    Transportation    7
7.    General Fleet Hour Agreement Services    7
8.    Excess Work    8
9.    Obligations of Spirit    8
10.    FHA Rates and Payment    12
11.    Fleet Flexibility    15
12.    Maintenance Center Requirements    15
13.    Insurance    16
14.    Warranties; Limitation of Liability    16
15.    Delays    17
16.    Duplicate Benefits    17
17.    Intellectual Property    17
18.    Amendment    18
19.    Assignment    18
20.    Notices    18
21.    Exclusion of Other Provisions and Previous Understandings    18
22.    Termination, Expiration and Events of Default    19
23.    Negation of Waiver    20
24.    Severability and Partial Invalidity    20
25.    Governing Law    20
26.    Publicity    20
27.    Confidentiality    21
28.    Compliance with All Applicable Laws and Regulations    21
29.    No Construction Against Drafter    21
30.    Damages    22

Exhibit A Aircraft and Spare Engine Delivery Schedules	23

Exhibit B FHA Escalation Formula	26

Exhibit C Accessories	27

Exhibit D V2500 Turbofan Engine Model Specifications	28

Exhibit E Powerplant Description	29

Exhibit F Addresses	31

Exhibit G Engine Monitoring Services	32

Exhibit H Excess Work Rates	35

Exhibit I FHA Rate Adjustment Tables	36

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

FLEET HOUR AGREEMENT
This Fleet Hour Agreement (together with all exhibits and schedules hereto, this “Agreement”) is made this 1st day of October 2013, by and between

IAE INTERNATIONAL AERO ENGINES AG	A joint stock company organized and existing under the laws of Switzerland, with a place of business at 400 Main Street, M/S 121-10, East Hartford, CT 06108 (hereinafter called “IAE”).
AND
SPIRIT AIRLINES, INC.	A corporation organized and existing under the laws of Delaware, with a place of business at 2800 Executive Way, Miramar, Florida 33025 (hereinafter called “Spirit”).
Each a “Party” and together the “Parties”.
WHEREAS:

A.
Spirit has firmly ordered (i) thirty (30) new A320 family aircraft from Airbus all to be powered by IAE V2500-A5 engines and (ii) four (4) new V2500-A5 spare engines from IAE all of which will be operated by Spirit (the “New Engine Fleet”);

B.
IAE and Spirit have entered into a V2500® General Terms of Sale dated October 1, 2013, as amended from time to time, including all exhibits, schedules, appendices, side letters and amendments thereto (collectively, the “New Engine Fleet GTA”) for the provision of V2500-A5 engines, modules, spare parts, tools, equipment, and product support services for the support and operation of the New Engine Fleet;

C.
IAE and Spirit previously entered into the Amended and Restated V2500® General Terms of Sale dated October 1, 2013 for sale and support of certain V2500-powered Airbus A320 family aircraft and V2500 spare engines already in operation with Spirit (the “Existing Fleet GTA”);

D.
IAE and Spirit have also previously entered into an Amended and Restated V-ServicesSM Fleet Hour Agreement dated October 1, 2013 for the provision of certain off-wing maintenance for certain V2500-A5 engines already in operation with Spirit (the “Existing Fleet FHA”)

E.	IAE and Spirit now wish to agree upon terms whereby IAE shall arrange for, manage and subcontract certain maintenance of the Eligible Engines as defined herein.
NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	Definitions

1.1	“Accessory” or “Accessories” includes those items listed in Exhibit C to this Agreement.

1.2	“Airbus” shall mean Airbus SAS.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

1.3
“Aircraft” shall mean all or each of the thirty (30) A320 family aircraft powered by V2500-A5 engines to be delivered in accordance with the schedule set forth in Exhibit A hereto, as amended, supplemented or otherwise modified from time to time in accordance with the provisions hereof and of the New Fleet GTA.

1.4	“Aircraft Maintenance Manual” or “AMM” means the aircraft maintenance manual published by Airbus for the Aircraft.

1.5	“Airworthiness Directive” shall mean any applicable airworthiness directive issued by the Aviation Authority based on certification rules current as of the date of this Agreement.

1.6	“Aviation Authority” shall mean the FAA.

1.7	“Beyond Economic Repair” shall mean wear, tear or damage to an item of Eligible Equipment beyond economic repair.

1.8	“BFE Item” shall mean those items listed as such in Exhibit E of this Agreement.

1.9	“Business Day(s)” shall mean a day other than a Saturday, Sunday or holiday scheduled by law for commercial banking institutions in the City of New York, New York, United States.

1.10	“Day” means a calendar day.

1.11	“EBU Item” shall mean those items listed as such in Exhibit E to this Agreement originally installed on the Eligible Engines or acquired new and dedicated solely for the support of Eligible Engines.

1.12
“Eligible Engine(s)” shall mean the new Engines originally installed on the Aircraft and the Spare Engines. Exhibit A to this Agreement identifies the Eligible Engines by serial number and will be updated from time to time to: (i) add Eligible Engines and serial numbers as Spirit takes delivery of the Aircraft and the Spare Engines and (ii) to remove Eligible Engines in accordance with Section 11 hereto.

1.13	“Eligible Engine Flight Cycles” shall mean *****.

1.14	“Eligible Engine Flight Hours” shall mean *****.

1.15	“Eligible Equipment” shall mean Eligible Engines.

1.16	“Eligible Removal” shall mean *****.

1.17
“Engine(s)” shall mean the basic IAE V2500-A5 turbofan engine, described in the V2500 Turbofan Engine Model Specification(s) set forth in Exhibit D of the Agreement, and which excludes Accessories, EBU Items, QEC Items and Nacelle Items.

1.18	“Engine Manual” shall mean the IAE document which sets forth the requirements for Engine off-wing repair.

1.19	“Excess Work” shall mean work undertaken by the Maintenance Center during a Shop Visit pursuant to this Agreement, which is further described in Section 8 of this Agreement.

1.20	“FAA” shall mean the United States Federal Aviation Administration.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

1.21	“Failure” shall mean *****.

1.22	“FHA” shall mean this Fleet Hour Agreement.

1.23	“FHA Administration Manual” means the logistical plan and instructions described in Section 7 of this Agreement.

1.24	“FHA Manager” shall mean the manager provided by IAE for the support of the operation of this Agreement in accordance with the provisions of Section 7.3 of this Agreement.

1.25	“FHA Rate(s)” shall mean the rate(s) collectively as set forth in Section 10 below.

1.26	“Foreign Object Damage” shall mean *****.

1.27
“Line Maintenance” shall mean any work required to be carried out on an Engine in accordance with the appropriate Aircraft Maintenance Manuals and which can be accomplished either on-wing or off-wing without requiring the induction of such Engine into a Maintenance Center.

1.28	“Life Limited Parts” or “LLPs” shall mean the Parts identified in Chapter 5 of the V2500-A5 Engine Manual as having specific life limits.

1.29
“Maintenance Center” shall mean the IAE shareholder maintenance center designated by IAE in consultation with Spirit, from time to time to perform services under this Agreement and which is approved by the Aviation Authority as a certified repair station.

1.30	“Maintenance Management Plan”, “MMP” or “eMMP” shall mean the then-current V2500 engine maintenance planning document described in Section 7 of this Agreement.

1.31	“Miscellaneous Shop Visit” shall mean *****.

1.32
“Nacelle Items” shall mean those items listed in Exhibit E as “DPP” (demountable power plant) items or “PP” (positionalized power plant) items originally installed on the Eligible Engines or acquired new and dedicated solely for the support of Eligible Engines.

1.33	“Part(s)” shall mean *****.

1.34	“Period of Cover” shall mean the period in which IAE agrees to provide the services pursuant to this Agreement, as set out in Section 3 of this Agreement.

1.35	“QEC Item” shall mean those items listed as such in Exhibit E to this Agreement originally installed on the Eligible Engines or acquired new and dedicated solely for the support of Eligible Engines.

1.36	“Restoration Shop Visit” or “RSV” shall mean *****.

1.37	“Service Bulletin(s)” shall mean those V2500 service bulletins issued by IAE with categories 1 to 6 that are designated as “target” service bulletins in the MMP.

1.38	“Shop Visit” shall mean a Restoration Shop Visit or a Miscellaneous Shop Visit.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

1.39
“Spare Engine(s)” shall mean all or each of the four (4) new V2500-A5 firmly ordered spare Engines either purchased or to be purchased by Spirit from IAE to be delivered in accordance with the schedule set forth in Exhibit A of this Agreement.

1.40	“Testable Engine” shall mean *****.

1.41	“Transportation Coverage” shall mean the services provided to Spirit under Section 6 of this Agreement.

1.42
“Workscope” shall mean an IAE written repair request to the Maintenance Center(s) compliant with the MMP, approved by Spirit, such approval not to be unreasonably withheld, that authorizes the Maintenance Center(s) to undertake work on Eligible Equipment.

2.	FHA Services
IAE shall provide to Spirit the following FHA service coverage for the Period of Cover for each Eligible Engine:

2.1	Engine Shop Visit Coverage in accordance with the terms of Section 4

2.2	Lease Engine Coverage in accordance with the terms of Section 5.

2.3	Transportation Coverage in accordance with the terms of Section 6.

2.4	General FHA Services in accordance with the terms of Section 7.

2.5	Excess Work as required in accordance with the terms of Section 8.
The provision of such coverage by IAE is subject to Spirit’s fulfillment in all material respects of its obligations under Section 9.

3.	Period of Cover
This FHA shall become effective on the date of first commercial service of an Eligible Engine and will remain in force and effect for a period of ***** for each such Eligible Engine.

4.	Shop Visit Coverage
Each Eligible Engine following an Eligible Engine Removal shall be forwarded to the Maintenance Center. IAE shall communicate the Workscope to the Maintenance Center and cause the Maintenance Center to complete the Shop Visit in accordance with such Workscope. IAE shall pay to the Maintenance Center all charges directly incurred in respect of goods, work and services carried out during the Shop Visit for the following items:

4.1	*****

4.2	IAE will use commercially reasonable efforts to provide the following documentation to Spirit following the release of an Eligible Engine from a Maintenance Center following a Restoration Shop Visit:

4.2.1	*****;

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

4.2.2	*****; and

4.2.3	provide an invoice for any Excess Work arising from such Eligible Engine’s Restoration Shop Visit as soon as practicable but no later than *****, if applicable.

4.3
IAE’s obligations for an Engine Shop Visit caused by Foreign Object Damage shall be limited to the provision of repair work and Parts provided through the Maintenance Center to a maximum of ***** per event *****.

4.4	*****

4.5	*****

5.	Lease Engine Support

5.1
IAE or its designee will maintain a worldwide fleet of spare Engines available for lease by Spirit on an as needed basis. Should Spirit require a spare Engine (a “Lease Engine”) from IAE or its designee, IAE or its designee will make such Leased Engine available to Spirit under IAE or its designee’s then-current standard short term engine lease agreement for V2500 Engines (IATA Master Short Term Lease Agreement, form 5016 00 (“IATA Agreement”), provided that Spirit acquires and continues to operate and maintain the recommended number of Spare Engines for its Aircraft fleet.

5.2	*****

5.3	*****

5.4	*****

5.5	Unless otherwise determined by the FHA Manager, acting reasonably, Spirit is to return each Lease Engine within ***** the need for such Lease Engine is alleviated.

6.	Transportation

6.1	Spirit shall deliver Eligible Engines to IAE in a Testable Engine configuration for each Shop Visit and the Accessories related to such Eligible Engines shall be in a serviceable condition.

6.2	*****

6.3	*****

6.4	*****

6.5	*****

6.6	*****

6.7	Transportation coverage as set forth in this Section 6, is subject to a cap of ***** per Eligible Shop Visit, escalated in accordance with Section 10.1.6.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

7.	General Fleet Hour Agreement Services
IAE shall provide the following additional Fleet Hour Agreement services:

7.1
IAE shall supply Spirit with a V2500-A5 electronic Maintenance Management Plan that shall establish the maintenance requirements including LLP management, incorporation of applicable Service Bulletins and Aviation Authority Airworthiness Directive requirements and Eligible Engine removal planning (“MMP”). The MMP shall be consistent with the relevant provisions of this Agreement and shall be revised and updated at least once a year, taking into account Spirit’s then-current operation in consultation with Spirit and fleet-wide operational experience, among other considerations. Additionally, an FHA Administration Manual may be mutually agreed between the parties, which shall establish a logistical plan and instructions for Spirit to facilitate performance by Spirit and IAE under this Agreement.

*****

7.2	Engine monitoring data program services set forth in Exhibit G;

7.3
an FHA Manager based at IAE's offices who shall be the point of contact for Spirit, twenty four (24) hours per day seven (7) days per week, in respect of the services described in this Agreement. The following responsibilities of IAE shall normally be undertaken by the FHA Manager:

*****

8.	Excess Work

8.1
Any costs incurred by IAE or the Maintenance Center not covered under this Agreement shall be Excess Work and shall be paid for by Spirit in accordance with Section 10.2 of this Agreement. Excess Work shall include any labor, material and other charges for Eligible Engines that arise from the following:

*****

8.2
In the event IAE, following consultation with Spirit, determines that an Eligible Engine requires a Shop Visit that will be considered entirely to be Excess Work, then the IAE FHA Manager shall so notify Spirit and IAE shall perform such work.

8.3	*****

8.4	*****

8.5	*****

8.6	*****

8.7	*****

8.8	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

9.	Obligations of Spirit
Spirit agrees to fulfill the following responsibilities and perform the following tasks and to reasonably cooperate with IAE in the performance of IAE’s responsibilities hereunder.

9.1	Data and Procedures
Spirit shall at its own expense maintain Eligible Engine electronic condition monitoring capabilities for each Eligible Engine, and with respect to information and data required for the performance of this Agreement, Spirit shall:

9.1.1
maintain, collect and provide to IAE performance trend monitoring data on each Eligible Engine in accordance with Exhibit G, maintain timely records in form and detail sufficient for the accurate and expeditious administration of the terms of this Agreement including the assessment of operating conditions relative to those set out in Section 10.4 of this Agreement;

9.1.2
make available, and provide access to IAE’s provider of electronic condition monitoring data analysis, all data collected in accordance with 9.1.1 above in an electronic format agreed to by IAE, as required for the operation and administration of this Agreement;

9.1.3	implement and follow the IAE reasonable recommendations resulting from analysis of the performance trend monitoring data;

9.1.4
within ten (10) Business Days after the end of each month during the Period of Cover, report to IAE, in an electronic format agreed to by IAE, the hours and cycles flown, take off derate, and day temperature for each flight by each Eligible Engine during the preceding month;

9.1.5	ensure that all data reasonably required by IAE (including borescope reports) to facilitate the correction of any problem causing an Eligible Engine Removal is promptly made available to IAE;

9.1.6	provide for each Eligible Engine, no later than two (2) Business Days following Eligible Removal, a removal report containing the following information with respect to the Eligible Engine:

(a)	a record of Eligible Engine total time and cycles;

(b)	position on the aircraft, aircraft number, and date of Eligible Engine removal;

(c)	reason for removal, flight and ground indications prior to and related to removal;

(d)	module rework history with time since new, time since overhaul and time since repair provided such module was serviced outside of this Agreement;

(e)	any borescope reports detailing any open discrepancies;

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

(f)	total LLP time, LLP part numbers, serial numbers, cycle limits, time since new, cycles since new, remaining cycles, and take-off bump cycles, if applicable;

(g)	latest build standard record;

(h)
records with respect to any Accessories, including part numbers, serial numbers, time and cycles since new, overhaul, Repair, or bench test, and a description of prior work performed for each item unless Spirit directs IAE where to send such Accessories;

(i)	if applicable, a non-incident certification in customary form that the Eligible Engine and all parts installed thereon:

(i)	have been operated and maintained in accordance with applicable IAE and Airbus instructions and manuals;

(ii)	have not been operated by any government or military service except as civil aircraft on the civil register; and

(iii)	have not been installed on any engine or module that was subject to any incident, accident, major failure, fire, extreme stress, over temperature outside normal operation, or over-speed; and

(j)	any other data reasonably requested by IAE.

9.1.7
provide the Engine serial numbers within thirty (30) Business Days of acceptance by Spirit of each applicable Aircraft covered under this Agreement as described in Exhibit A of this Agreement, as amended, supplemented or otherwise modified from time to time; and

9.1.8	ensure Eligible Engines are available for FHA services in a Testable Engine configuration (when inducted at the Maintenance Center).

9.2	Engine Preparation for Transportation
For the purposes of the transportation of Eligible Engines as required under this Agreement, Spirit shall:

9.2.1	make Eligible Engines available for shipment at Spirit’s Main Base no later than ten (10) days prior to their scheduled induction date;

9.2.2	maintain in a serviceable condition one (1) IAE approved transportation stand per spare Eligible Engine plus an additional serviceable IAE approved transportation stand;

9.2.3
at the time of an Eligible Engine Removal, remove the Eligible Engine from the Aircraft, mount it on an IAE approved transportation stand and prepare such Eligible Engine for shipment, all in accordance with the procedures specified in the applicable IAE manuals; and

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

9.2.4
ensure that it does not remove from the Maintenance Center the IAE approved transportation stand on which the Eligible Engine was transported to the Maintenance Center so that such stand is available at the Maintenance Center on the day such Eligible Engine undergoes testing, to enable efficient movement of such Eligible Engine to the test cell and return transportation of such Eligible Engine to Spirit.

9.3	Operation, Maintenance and Troubleshooting of Eligible Equipment
Spirit shall operate, maintain and troubleshoot the Eligible Equipment compliant with the applicable Airbus operating, maintenance and troubleshooting manuals, the then current MMP for Spirit, and to the extent applicable, IAE’s written instructions, including, but not limited to, service information letters, all operator wires and non-modification service bulletins, component maintenance manuals and Airworthiness Directives. Spirit shall incorporate the relevant provisions of the MMP into its then current airworthiness maintenance program.

9.4	Administration

9.4.1
Spirit shall cooperate with IAE to fulfill any reasonable administrative or other requirements of the Maintenance Center, including endorsement of Workscopes for Aviation Authority requirements within three (3) Business Days of receipt from IAE. If Spirit fails to respond, within five (5) Business Days, the Workscope will be deemed to be accepted.

9.4.2	Spirit shall accomplish quality audits and obtain certifications required by the Aviation Authority and IAE for accomplishment of work on the Eligible Engines at the Maintenance Center(s).

9.5	One Time Concessions
Spirit shall not unreasonably withhold its approval of any “one time concessions” approved by IAE and the applicable FAA representative with respect to the Eligible Engines.

9.6	Payment
Spirit shall make payments as required in accordance with Section 10 of this Agreement.

9.7	Records and Audit

9.7.1	The Parties shall maintain adequate records as required to meet their respective obligations and compliance with the applicable provisions of this FHA.

9.7.2
A Party shall not unreasonably condition or deny the other Party access to such adequate and applicable records for the administration of this Agreement. IAE shall allow or cause the Maintenance Center to allow reasonable access to work areas and Eligible Engine records for inspection by Spirit and, at the request of Spirit and subject to the reasonable rules and regulations of the relevant Maintenance Center, any relevant owner, Lessor or their respective designees. Spirit shall be permitted to perform reasonable quality control inspections of each Maintenance Center.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

9.7.3
If IAE or its nominee requires access to the premises of Spirit under this FHA it shall provide reasonable written notice to Spirit and such visit or inspection will be at a time mutually agreeable to the Parties.

9.7.4	Each Party will comply and ensure that its personnel comply with the other Party’s conduct policies, rules, regulations and directions governing the conduct of visitors upon their premises.

9.8	Acceptance and Operation
Spirit shall take or, as applicable, have taken delivery of all of the Aircraft and Spare Engines in accordance with the schedule set forth in Exhibit A to this Agreement, as amended, supplemented or otherwise modified from time to time, and shall operate the Aircraft and Spare Engines in regular commercial service as contemplated by Section 10.4 below for the duration of the Period of Cover, subject to Section 11 hereto.

9.9	Provision of Serviceable Accessories
Spirit shall be responsible for ensuring that each Eligible Engine at the Maintenance Center for a Shop Visit is supported by a full suite of serviceable Accessories required to make the Eligible Engine testable. In the event that the repair or replacement of an Accessory for an Eligible Engine delays the completion of the Shop Visit for such Eligible Engine, such delay shall be considered an Excusable Delay. Alternatively Spirit may request the use of units provided by the Maintenance Center to permit the testing of the Eligible Engine in accordance with Section 8.1.11 above, to the extent the Maintenance Center has such capability.

10.	FHA Rates and Payment

10.1	FHA Rates

10.1.1	The FHA Rate for Restoration Shop Visit Coverage for Eligible Engines during the Period of Cover shall be as follows:

(a)	For V2524-A5 rated Eligible Engines ***** per Eligible Engine Flight Hour;

(b)	For V2527-A5 rated Eligible Engines ***** per Eligible Engine Flight Hour; and

(c)	For V2533-A5 rated Eligible Engines ***** per Eligible Engine Flight Hour.

10.1.2	*****

10.1.3	The FHA Rate for Miscellaneous Shop Visit Coverage for Eligible Engines for the first ***** of each Eligible Engine’s Period of Cover shall be ***** per Eligible Engine Flight Hour.

10.1.4
The FHA Rate for Miscellaneous Shop Visit Coverage for Eligible Engines each year commencing with the ***** for each Eligible Engine during the Period of Cover shall be ***** per Eligible Engine Flight Hour.

10.1.5	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

10.1.6	*****

10.2	Excess Work Invoices

10.2.1	Charges for Excess Work shall be invoiced to Spirit by IAE as such Excess Work is performed in accordance with rates identified in Exhibit H.

10.2.2
In the event IAE determines that an Eligible Engine requires a Shop Visit that will be considered entirely to be Excess Work, and the Workscope for such Shop Visit is equal to or greater than a level of work that would be performed at a Restoration Shop Visit, then:

(a)
IAE may invoice Spirit its reasonable estimate of the cost of any Excess Work prior to commencement, or during the execution, of such Excess Work. IAE shall invoice Spirit for the balance of the cost of any Excess Work upon receipt of the corresponding invoice from the Maintenance Center (or promptly issue a credit to Spirit’s account with IAE for any excess payment received from Spirit); and

(b)
Spirit shall pay ***** of the estimated Excess Work invoice prior to induction of the Eligible Engine into the Maintenance Center and (ii) the entire remaining invoice balance (if any) within ***** of Spirit’s receipt of the final invoice from IAE.

10.3	*****

10.4	*****

10.5	General Conditions

10.5.1	The FHA Rates are predicated upon Spirit:

(a)
maintaining within its fleet of Aircraft an annual average flight cycle of: ***** hours for V2524-A5 powered Aircraft, ***** hours for V2527-A5 powered Aircraft, and ***** hours for V2533-A5 powered Aircraft (each calculated from the moment the wheels of an Aircraft, on which any Eligible Engine is installed, leave the ground on take-off to the moment when the wheels of such Aircraft touch the ground on landing);

(b)	maintaining an annual average utilization of ***** hours per V2524-A5 powered Aircraft, ***** hours per V2527-A5 powered Aircraft, and ***** hours per V2533-A5 powered Aircraft;

(c)
maintaining an average engine thrust derate of: ***** for V2524-A5 powered Aircraft, ***** for V2527-A5 powered Aircraft, and ***** for V2533-A5 powered Aircraft, all relative to the name plate thrust rating;

(d)	maintaining an average ambient temperature for take-off no greater than: ***** for V2524-A5 powered Aircraft, ***** for V2527-A5 powered Aircraft, and ***** for V2533-A5 powered Aircraft;

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

(e)	having its main base located at Fort Lauderdale, FL, Detroit, MI, Atlantic City, NJ, or Dallas, TX;

(f)	Spirit operating each Eligible Engine at its originally installed thrust rating (unless otherwise agreed by the Parties);

(g)	acquiring all of the Aircraft and Spare Engines as set forth in Section 9.8;

(h)	after taking delivery of the Spare Engines in accordance with Exhibit A, maintaining a minimum ratio of ***** Spare Engines to installed Engines for its Aircraft fleet;

(i)
operating and maintaining the Aircraft and Eligible Engines in accordance with Airbus’, IAE’s, and other applicable OEM’s technical manuals and the eMMP (including Engine rebuild requirements) for the duration of the Period of Cover;

(j)	subject to the provisions of Section 11, operating, and maintaining the Aircraft and Eligible Engines in regular commercial airline operation for the duration of the Period of Cover;

(k)	*****

(l)
acquiring from IAE or its approved sources reasonably sufficient components, parts, and spare Engines at the levels mutually agreed by IAE and Spirit to maintain proper support of the Eligible Engines and Aircraft; and

(m)	*****.

10.5.2
In the event Spirit operates the Eligible Engines contrary to the preceding conditions, then IAE may make reasonable and appropriate adjustments to the FHA Rates for Restoration Shop Visit Coverage, as listed in Section 10.1.1 above, in accordance with the FHA Rate adjustment matrices set forth in Exhibit I (the “FHA Rate Adjustment Matrices”), which detail the effects of variations in derate, stage length, annual average utilization, and temperature on such FHA Rates. The FHA Rate Adjustment Matrices will be applied on an engine-by-engine basis at RSV induction. *****

10.5.3
If Spirit acquires additional aircraft powered by V2500-A5 engines or additional V2500-A5 spare engines, then at Spirit’s option, IAE and Spirit shall use good faith efforts to negotiate appropriate pricing and conditions to include such additional engines under this Agreement.

10.5.4
In the event that an Eligible Engine leaves this Agreement for reasons beyond the control of Spirit, for example, an Eligible Engine is deemed damaged Beyond Economic Repair and is replaced by Spirit with another Engine, subject to prior written agreement by IAE (not to be unreasonably withheld, conditioned or delayed), the FHA Rates for that Engine and not for all Eligible Engines, will be adjusted.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

10.6	Payment

10.6.1	*****

10.6.2	Subject to Section 10.6.1 above, Spirit shall pay all invoices submitted by IAE under this Section 10 within ***** of receipt by Spirit.

10.6.3
Spirit undertakes that IAE shall receive the full undisputed amount of payments falling due under this Section 10, without any withholding or deduction whatsoever. If Spirit has a reasonable dispute with an Excess Work charge from IAE, Spirit will promptly notify IAE of such dispute in writing detailing the grounds for such dispute, but not later than fifteen (15) Business Days after receipt of such Excess Work charge. The Parties agree to use their reasonable, diligent and good faith efforts to reach a final resolution of the disputed Excess Work charge including, if necessary, elevation of the issue to each Party’s senior management at the request of the other Party.

10.6.4	All payments under this Section 10 shall be made by electronic transfer and shall be deposited not later than the due date of payment with:
*****
or to such other account in the United States as IAE may from time to time designate in writing, which designation shall be effective upon receipt by Spirit of such notice.

10.6.5
Should Spirit fail to make any material payments to IAE required as set forth in this Section 10 or should Spirit fail to make any material payments to IAE when due under any other agreement between IAE and Spirit and such amount is not subject to a good faith dispute between the Parties, then, notwithstanding any rights which IAE may have in contract or in law, IAE reserves the right to (a) assess interest on such late payment at the rate of the greater of ***** or the New York Citibank prime rate plus ***** per annum from the date the payment was due to be made until the date such payment is received by IAE, (b) suspend all work on any and all Eligible Engines then currently at the Maintenance Center pursuant to this FHA and/or (c) hold Eligible Engines in IAE’s possession or control.

10.7	Taxes and Other Like Charges

10.7.1
In addition to amounts stated to be payable by Spirit pursuant to this Agreement, Spirit shall pay any and all imposts, taxes, duties, levies, fees, assessments or other like charges (excluding any income, gains, or excess profit, franchise and similar taxes levied on the part of IAE, any Maintenance Center or their respective Affiliates and subcontractors,) which may be imposed by any government or taxing agency thereof arising from performance by IAE or its subcontractors in connection with this Agreement.

10.7.2
All amounts stated to be payable by Spirit pursuant to this Agreement exclude any value added tax, sales tax or similar such tax. In the event that the supply of goods or services under this Agreement is chargeable to any value added tax, sales tax or similar tax, such tax will be borne by Spirit, subject to the receipt of any appropriate documentation that may be required to enable or assist Spirit to

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

claim or verify any tax credit, set off, rebate or refund in respect of such taxes paid or payable in connection with supplies under this Agreement.

10.7.3
If either IAE or Spirit becomes aware of any taxes set forth in Sections 10.7.1 and 10.7.2 above, the relevant Party shall promptly notify the other Party, and both parties agree to cooperate, consult in good faith and take such other reasonable steps in order to mitigate to the full extent permitted by law, any such tax.

10.8	*****

11.	*****

12.	Maintenance Center Requirements

12.1	Certification and Approval

12.1.1	IAE shall ensure that each Maintenance Center must be certificated by FAA or EASA, as applicable.

12.1.2	Each Maintenance Center utilized for Eligible Shop Visits under this Agreement shall be approved in writing by Spirit, such approval not to be unreasonably conditioned, delayed or withheld.

12.1.3
While performing services under this Agreement, IAE shall maintain and cause the Maintenance Center to maintain facilities for services hereunder on Eligible Engines, modules and Parts in accordance with the Engine Manual and IAE’s other applicable requirements.

12.1.4	*****

12.2	*****

12.3	Other Requirements

12.3.1	The terms and obligations set forth herein shall apply regardless of the Maintenance Center utilized for services performed hereunder.

12.3.2	*****

13.	Insurance

13.1
IAE shall at its own cost and expense procure and maintain (or cause its subcontractors to procure and maintain) in full force and effect during the Period of Cover policies of insurance of the types and in the minimum amounts as stated below:

*****

13.2	*****

14.	Warranties; Limitation of Liability

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

14.1
IAE warrants the work performed by a Maintenance Center at the final Shop Visit for each Eligible Engine under this Agreement shall be free from defects in materials and workmanship as follows: If Spirit demonstrates to the reasonable satisfaction of IAE that a defect in the work performed on a Part has caused damage to such Part or any other Part, and Spirit provides written notice to IAE of such damage within ***** or within ***** after installation of the corresponding Eligible Engine on an Aircraft, or if not installed on an Aircraft, within ***** after delivery of the Eligible Engine from the applicable Shop Visit, whichever occurs first, IAE shall, as its sole responsibility for such defect, repair such damage at IAE’s own cost and expense. Transportation charges for the return of defectively serviced goods to IAE or the Maintenance Center, and their reshipment to Spirit and risk of loss thereof shall be borne by IAE only if such goods are returned in accordance with reasonable written shipping instructions from IAE.

14.2
IAE warrants to Spirit that it shall convey good title to the new Parts sold hereunder. IAE's liability and Spirit’s remedy under this warranty are limited to the removal of any title defect or, at the election of IAE, to the replacement of the new Parts or components thereof which are defective in title.

Spirit warrants that title to Parts removed from Eligible Engines by the Maintenance Center shall pass immediately to IAE free and clear of all security interests and rights of Spirit or others at the time that title to the replacement Part passes to Spirit.

14.3
THE WARRANTIES SET FORTH HEREIN AND/OR IN THE NEW ENGINE FLEET GTA TOGETHER WITH THE EXPRESS REMEDIES PROVIDED TO SPIRIT IN ACCORDANCE WITH THIS AGREEMENT AND/OR SUCH NEW ENGINE FLEET GTA, ARE EXCLUSIVE AND ARE GIVEN BY IAE IN LIEU OF (A) ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE; AND (B) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY IN STATUTE, CONTRACT, TORT OR STRICT LIABILITY AGAINST OEM OR ITS AFFILIATES, WHETHER OR NOT ARISING FROM THE NEGLIGENCE, ACTUAL OR IMPUTED (BUT NOT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT), OF IAE OR ITS AFFILIATES, STOCKHOLDERS, DIRECTORS, OFFICERS, EMPLOYEES, PERMITTED ASSIGNS AND AGENTS.

14.4	*****

14.5
For purpose of this Section 12, “IAE” shall be deemed to include IAE International Aero Engines AG, Pratt and Whitney, a division of United Technologies Corporation, Pratt & Whitney Aero Engines International GmbH, Japanese Aero Engine Corporation, MTU Aero Engines GmbH, and the respective directors, officers, employees and agents of each.

15.	Delays

15.1	Excusable Delays
IAE shall not be charged with any liability for delay in the performance of any of its obligations when such delay is caused by acts of God or the public enemy, compliance in good faith with any applicable foreign or domestic governmental regulation or order whether or not it proves to be invalid, fires, riots, labor disputes, unusually severe weather, or any cause beyond the reasonable control of IAE, or by delays of IAE’s suppliers for any of the same or similar causes. To the extent that such causes actually delay performance on the part of IAE, the time for the performance shall be extended for as many days as are required to obtain removal of such causes. This provision shall not, however, relieve IAE from using its

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

reasonable efforts to avoid or remove such causes and continue performance with reasonable dispatch whenever such causes are removed (“Excusable Delay”).
If Spirit fails to comply with the requirements set forth in Section 9, and such failure or non-approval, as applicable causes the Maintenance Center to reasonably reschedule or delay the induction or completion of a Shop Visit for an Eligible Engine, then such delay shall constitute an Excusable Delay for IAE.

16.	Duplicate Benefits
Spirit and IAE agree that it is not the intention to provide duplicate benefits under the terms of this Agreement and the GTA or under any other arrangement between IAE or IAE’s suppliers or Airbus and Spirit. In the event of any such duplication of benefits, Spirit may, at the relevant time in respect of the relevant circumstances receive any one such benefit (at Spirit’s discretion) to the exclusion of all duplicate benefits.

17.	Intellectual Property

17.1
In the event any suit, claim or action is brought against Spirit (or a person expressly indemnified by Spirit) alleging that, without further combination, Spirit’s use or resale of (a) goods (b) a part made by or under IAE’s control and in accordance with the specification or design provided by IAE or (c)  a process embodied in the goods delivered to Spirit by IAE infringes any patents, IAE will, at its own expense, conduct the entire defense including any and all necessary court action, settlements, and appeals.  IAE will either settle such claim or pay all damages and costs awarded in a non-appealable judgment, excluding indirect, incidental, special, consequential, and punitive damages.  If the use or resale of such goods or part(s) is finally enjoined, IAE will, at its option:  (a) procure for Spirit the right to use or resell such goods or parts; (b) replace such goods or parts with equivalent non-infringing parts; (c) modify such goods or parts so they become non-infringing but equivalent; or (d) remove such goods or part(s) and refund the purchase price (less a reasonable allowance for use, damage or obsolescence).

17.2
The preceding provision is applicable only if the following conditions are met:  (a) the goods, part(s), services, or process involved in the suit, claim, or action must have been provided under this Agreement during Maintenance Services in accordance with this Agreement, as applicable; (b) the alleged infringement must be an infringement of any patents of the nation in which Spirit’s principal place of business is located or a jurisdiction within which the relevant Supplies were manufactured or delivered to Spirit; (c) Spirit must provide IAE with timely notice of such suit, claim, or action and the full opportunity to assume the entire defense thereof; and (d) Spirit must provide IAE with all information available to Spirit and other defendants pertaining to the alleged infringement.

17.3
For the avoidance of doubt, this provision will not apply to (a) any alleged patent infringement in any nation other than as specified above; (b) any Spirit-furnished specification or design or the performance of a process not recommended in writing by IAE; (c) any goods or parts or components thereof manufactured according to a non-IAE specification or design; (d) the use or sale of goods or parts delivered hereunder in combination with other goods not delivered to Spirit by IAE; or (e) any instance not specified in the preceding paragraphs.  In such instances, Spirit will indemnify and hold IAE harmless.

18.	Amendment

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

This Agreement shall not be amended, changed, or modified in any way other than by agreement in writing, signed by the Parties hereto after the date of this Agreement, which is expressly stated to amend this Agreement.

19.	Assignment

19.1
Except as otherwise agreed herein, Spirit may not assign in whole or part any of its rights or obligations under this Agreement without the written consent of IAE (such consent not to be unreasonably withheld).

19.2	*****

19.3	*****

19.4
IAE may, without recourse, assign its rights and/or delegate its obligations under this Agreement to any subsidiary or affiliate of IAE or United Technologies Corporation, or in connection with a merger, consolidation, reorganization, or voluntary sale or transfer of its assets; provided that such assignee/delegate is: (i) solvent at the time of such transfer and (ii) authorized by the applicable regulatory authorities, as necessary, to perform or procure the performance of all obligations being delegated/assigned; and (iii) able, in IAE’s sole, reasonable discretion, to make all payments required by IAE to be made to Spirit under this Agreement.

20.	Notices
Any notice to be served pursuant to this Agreement shall be sent by registered mail, by internationally recognized overnight courier, or by facsimile (with the original notice sent by registered mail or internationally recognized overnight courier) to the applicable address indicated in Exhibit F.

21.	Exclusion of Other Provisions and Previous Understandings

21.1
This Agreement and the New Engine Fleet GTA constitute the entire agreement of the Parties with respect to the Eligible Engines and the subject matter hereof and shall apply to the exclusion of any other provisions on or attached to or otherwise forming part of any order form of Spirit, or any acknowledgment or acceptance by IAE, or of any other document which may be issued by either Party relating to such services and the Eligible Engines.

21.2
The Parties agree that neither of them have placed any reliance whatsoever on any representations, agreements, statements or understandings made prior to the signature of this Agreement, whether orally or in writing, relating to such services, other than those expressly incorporated in this Agreement, which has been negotiated on the basis that its provisions represent their entire agreement relating to such services and shall supersede all such representations, agreements, statements and understandings.

22.	Termination, Expiration and Events of Default

22.1	Bankruptcy Insolvency
Either Party shall have the option, at its sole discretion, to terminate this Agreement upon the occurrence of any of the following events: (a) a receiver or trustee is appointed for any of the other Party’s property, or (b) the other Party is adjudicated or voluntarily becomes bankrupt under any bankruptcy or winding up laws or other similar legislation, or (c) the other Party becomes insolvent or makes an assignment for the benefit of creditors.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

22.2	Failure to Make Payments or to Meet Obligations

22.2.1
If Spirit fails to make any payment of a material amount, due and owing to IAE as set forth in Section 10 of this Agreement or any other agreement between the Parties (including any late interest due thereon) and such amount is not the subject of a good faith dispute or fails to meet any other material obligation under this Agreement or any other agreement between the Parties, then, after notice to Spirit and the expiration of a ***** cure period, and without prejudice to any of IAE’s other rights which IAE may have in contract, at law, or in equity, IAE shall have the right to not to induct, to suspend all work on, or not to release from the Maintenance Center(s) any Eligible Engine until full payment is made by Spirit to IAE or such failure is corrected, as the case may be.

22.2.2
If Spirit fails to take delivery of all of the Aircraft and Eligible Engines in accordance with the schedule set forth in Exhibit A to this Agreement, as amended, supplemented or otherwise modified from time to time, or fails to operate the Aircraft and Eligible Engines in regular commercial service as contemplated by Section 10.5 for the duration of the Period of Cover (subject to the fleet flexibility granted in Section 11), in addition to any other rights which IAE may have in contract, at law, or in equity, IAE shall be entitled to make reasonable adjustments to the FHA Rates as appropriate based on the method of calculation used to derive the FHA Rates.

22.2.3
Spirit shall have the right to terminate this Agreement in the event that IAE fails to: (i) pay or provide any credit payable hereunder when due and such failure is not cured within ***** or (ii) perform a material obligation in accordance with the terms hereof and such failure continues unremedied for a period in excess of ***** or such failure reoccurs in at least ***** consecutive shop visits after IAE was first given written notice of such failure by Spirit, provided however that in no event shall IAE have fewer than ***** to cure such failure.

22.3	Expiration
This Agreement shall be effective from the day and year first before written until the end of the Period of Cover or until terminated pursuant to this Section 22. Notwithstanding the foregoing, Sections 22.4, 25, and 27 of this Agreement shall survive any expiration or termination of this Agreement.

22.4	Effect of Termination or Expiration
Except as otherwise set out in this Section 22.4 and any rights or obligations arising under the applicable law, the rights and obligations of the Parties under this Agreement shall terminate upon the termination or expiration of this Agreement, and Spirit shall no longer be provided with fleet hour agreement coverage under the terms of this Agreement.

22.4.1
Upon any termination or expiration of this Agreement, all liabilities and obligations (including payment obligations) that have accrued prior to such termination or expiration (including payment due for Excess Work) shall survive.

22.4.2
Spirit shall pay to IAE the cost of any and all services which have been or are in the process of being carried out under the terms of this Agreement which have not been covered by payments made by Spirit under this Agreement plus a surcharge of the lesser of (i) ***** and (ii) the maximum amount allowed by law. Should Spirit terminate this Agreement under Section 20.1 or Section 20.2.3 above, IAE shall return any

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

excess payments for services paid for, but not rendered. Such calculation shall be performed by IAE within sixty (60) Business Days of termination, shall be mutually approved by IAE and Spirit and shall be immediately due and payable by Spirit or IAE, as the case may be, upon receipt thereof.

23.	Negation of Waiver
Failure by either Party to enforce any term of this Agreement shall not constitute a waiver of such term.

24.	Severability and Partial Invalidity
If any provision of this Agreement or the application thereof to either Party shall be invalid, illegal or unenforceable to any extent, the remainder of the Agreement and the application thereof shall not be affected and shall be enforceable to the fullest extent permitted by law.

25.	Governing Law
This Agreement shall be construed and the performance thereof determined in accordance with the laws of the State of New York, United States of America, without regard to its conflict of laws provisions other than Sections 5-1401 and 5-1402 of the New York General Obligations Law. The Parties agree to exclude the application of the United Nations Convention on Contracts for the International Sale of Goods.
The Parties irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in the Borough of Manhattan, City and State of New York, United States of America, in connection with any suit, action or proceeding arising out of or relating to this Agreement and irrevocably waive to the fullest extent permitted by law, any objection to the laying of venue of any such suit, action or proceeding in any such court or any claim that any suit, action or proceeding has been brought in an inconvenient forum. Further, the Parties hereto agree to waive any rights either of them may have to a jury trial in connection with any such suit, action or proceeding.

26.	Publicity
Each Party agrees that it shall not issue any press release or make any public announcement regarding this Agreement without the written consent of the other Party. Spirit agrees that IAE may use Spirit’s authorized logo, service marks and trademarks for the purpose of confirming that Spirit is a customer of IAE. IAE agrees that Spirit may use IAE’s authorized logo, service marks and trademarks for the purpose of confirming that IAE is a supplier to Spirit. Except as expressly set forth above, neither Party may use the other Party’s logo, service marks and trademarks without the express written consent of the other Party.

27.	Confidentiality
The terms and conditions of this Agreement and any technical information provided in connection with it are confidential and proprietary to IAE and Spirit. Each Party agrees to: (a) limit disclosures of such confidential information to persons who have a need to know within their organizations; (b) keep such information confidential; and (c) not disclose to any third party other than (i) as required by applicable law or legal process; (ii) in connection with the disclosure requirements of any applicable government authority or exchange; (iii) to its legal, financial, tax or other advisors who are bound by an obligation of confidentiality or to the confidentiality requirements of this Agreement and (iv) in connection with the enforcement of its rights hereunder, without the prior written consent of the other party (not to be unreasonably withheld), provided that, in the case of (c)(i), supra, the Party that is

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

to disclose such confidential information in response to such applicable law or legal process shall if permitted by applicable law, as soon as practicable notify the other Party, and upon the request of the other Party, shall cooperate with the other Party in contesting such disclosure.

28.	Compliance with All Applicable Laws and Regulations

28.1
Export/Import. Spirit agrees that it will not, directly or indirectly, sell, export, re-export, transfer, divert, or otherwise dispose of any IAE goods, software, technical data (including products derived from or based on such technical data), or services received directly or indirectly from IAE to any Prohibited Party without obtaining prior authorization from the relevant government authorities as required pursuant to Export Laws.

“Prohibited Parties” means, collectively, those countries, and persons to whom the sale, export, re-export, transfer, diversion or other disposition of any IAE goods, software, technical data or services is prohibited by the applicable export laws and related regulations of the United States, German, British, Japanese, or European Union Governments.

28.2
Other Laws and Regulations. Each Party agrees that it will not, by act or omission, violate any applicable law or regulation of the United States or any political subdivision thereof where the violation thereof would result in the other Party being deemed to be in violation of such law or regulation or would otherwise result in a criminal or an un-indemnified civil penalty on the part of such other Party

29.	No Construction Against Drafter
This Agreement has been the subject of detailed negotiation between the Parties. If an ambiguity or question of the intent arises with respect to any provision of this Agreement, this Agreement will be construed as if drafted jointly by IAE and Spirit and no presumption or burden of proof will arise favoring or disfavoring either Party by virtue of authorship of any of the provisions of this Agreement.

30.	Damages
In no event shall either Party to this Agreement or either Party’s subsidiaries or affiliates, have any liability to any other Party hereto for any indirect, incidental, special, consequential, or punitive damages, including without limitation any damage to or loss of use, revenue or profit with respect to any Aircraft, Engines and/or Parts.

IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be signed on their behalf by their authorized officers the day and year first before written:

Agreed to and accepted on behalf of: IAE International Aero Engines AG		Agreed to and accepted on behalf of: Spirit Airlines, Inc.
By:	/s/ Rick Deurloo	By:	/s/ Charles A. Rue
Name:	Rick Deurloo	Name:	Charles A. Rue
Title:	SVP Sales	Title:	VP Supply Chain

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Exhibit A
Aircraft and Spare Engine Delivery Schedules

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Exhibit A-1
Aircraft Delivery Schedule

Aircraft No.	Aircraft Model	Engine Model	Scheduled Delivery Date
1	*****	*****	*****
2	*****	*****	*****
3	*****	*****	*****
4	*****	*****	*****
5	*****	*****	*****
6	*****	*****	*****
7	*****	*****	*****
8	*****	*****	*****
9	*****	*****	*****
10	*****	*****	*****
11	*****	*****	*****
12	*****	*****	*****
13	*****	*****	*****
14	*****	*****	*****
15	*****	*****	*****
16	*****	*****	*****
17	*****	*****	*****
18	*****	*****	*****
19	*****	*****	*****
20	*****	*****	*****
21	*****	*****	*****
22	*****	*****	*****
23	*****	*****	*****
24	*****	*****	*****
25	*****	*****	*****
26	*****	*****	*****
27	*****	*****	*****
28	*****	*****	*****
29	*****	*****	*****
30	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Exhibit A-2
Spare Engine Delivery Schedule

Spare Engine No.	Quantity	Engine Model	Scheduled Delivery Date
1	1	*****	*****
2	1	*****	*****
3	1	*****	*****
4	1	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Exhibit B
FHA Escalation Formula

1.	FHA Rates will be subject to annual escalation in accordance with the formula set forth below:
*****

Where:
FHA Rates are the applicable base values at the Base Month as set forth in the Contract;
“Base Month” shall mean the base month and year specified for the FHA rates in the Contract;
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Exhibit C
Accessories

ATA code	Description	Units Per Engine	OEM
*****	*****	*****	*****
*****	*****	*****	*****
*****	*****	*****	*****
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*****	*****	*****	*****
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*****	*****	*****	*****
*****	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Exhibit D
V2500 Turbofan Engine Model Specifications

*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Exhibit E
Powerplant Description

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

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*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Exhibit F
Addresses

1.	SPIRIT ADDRESSES

(a)	Address for Notices:
Legal Department
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025
Fax: (954) 447-7854

(b)	Address for Invoices:
Accounts Payable Department
Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025
Fax: (954) 447-7855

2.	IAE ADDRESSES

(a)	Address for Notices:
Attention: Chief Legal Officer & Company Secretary
IAE International Aero Engines AG
400 Main Street, M/S 121-10
East Hartford, CT 06108
Fax: (860) 565-4003

(b)	Address for Invoices:
Attention: Accounts Receivable Manager
IAE International Aero Engines AG
400 Main Street, M/S 121-10
East Hartford, CT 06108
Fax: (860) XXX-XXXX

(c)	Address for all Other FHA Matters:
Attention: Spirit Fleet Director for Spirit
IAE International Aero Engines AG
400 Main Street, M/S 121-10
East Hartford, CT 06108
Fax: (860) XXX-XXXX

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Exhibit G
Engine Monitoring Services

1.	IAE will provide the following Engine health monitoring services (“Services”) through the ADEM system:
(a)    ENGINE TREND MONITORING

(i)
Provide processing of in-flight engine data received from Operator into IAE’s EHM database as provided per the data input and transmission requirements set forth in Section 3 herein. All processed data will be provided to the Operator via IAE’s web portal. Daily updates require web portal access described in Section 1(b) herein.

(ii)	Provide automated mechanical exceedance reporting for those Aircraft that are equipped with required on-board hardware and software.

(iii)	Provide technical analysis of EHM Eligible Engines’ performance data and report anomalies indicated by such data to designated Operator personnel as required.

(iv)
Provide access to monthly EHM Eligible Engine operating trend analysis report covering post EHM Commencement Date operations to assist Operator in the planning and scheduling of EHM Eligible Engines for shop visits.

(v)	Provide automated alert notification of parameters that have exceeded level and rate change limits.

(vi)
Provide access to alert details reports that identify Aircraft and Eligible Engines by serial number and provide the date, time, magnitude and details of occurrences when such Eligible Engine exceeds specific performance parameters and provide the ability to store comments associated with a given alert.

(vii)
Provide exhaust gas temperature (subject to data availability) Watch-Lists, updated monthly utilizing data received from Operator to assist Operator in scheduling Eligible Engine removals for maintenance purposes. The Watch-Lists provide an engine ranking and predicted removal date for a given Eligible Engine based on the measured parameter and deterioration rate to assist with proactive on-wing management and maintenance planning.

(viii)	Provide access to the following engine performance parameter trend plots that are updated real-time as new in-flight engine data is received from Operator:
•EGT Margin
•Sea Level Outside Air Temperature Limits
•N1 and N2 Shaft Speeds
•Fuel Flow
•Vibration
•Oil Temperature
•Oil Pressure
•P2.5, T2.5, P3.0, T3.0, P12.5

(ix)	Upon special request, raw in-flight engine data can be supplied to the Operator.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

(x)	Input data files and d individually processed records will be stored for a minimum period of five (5) years.
(b)    WEB PORTAL ACCESS

(i)
Provide twenty-four (24) hour per day access to reports and processed information, provided to under Section 1 herein, through a secure web portal created and maintained by IAE. Such web portal access shall be created and provided to Operator approximately thirty (30) days from the execution of this Agreement. Operator must meet IAE defined requirements for access as detailed in Section 2 herein. IAE will use all reasonable efforts to ensure a service availability target of 96% when measured on an annual basis and that down time of the system is no longer than one (1) business day for any one incident.

(ii)
IAE shall provide Services under the terms of this Agreement contingent upon the timely receipt of data required by IAE from Operator. It is understood between the parties that the ability of IAE to provide timely and accurate reports and processed information through these web-based services is dependent upon the quality and timeliness of the data received from Operator.

(iii)
If Email, or pager or cell phone alert notifications are required by the Operator, the Operator shall be responsible for acquiring and maintaining the required pager and cell phone hardware and software and pay any associated communications fees. It is the Operator’s responsibility to establish an alert notification contact list and advise IAE of any changes.

2.    ACCESSIBILITY

(a)
To facilitate internet portal access, Operator is required to maintain the following: (i) internet access; (ii) Internet Explorer version 5.5 or higher; (iii) 128 bit Secure Socket Layer (“SSL”) encryption capability; and (iv) a minimum internet speed of 56K bits per second to access the internet portal.

(b)
All information being transmitted through the Internet portal will be protected using SSL encryption. In addition, each user of the Internet portal will be authenticated at logon with a unique user identification and password. Once authenticated to the Internet portal, Operator will only be allowed to access the information that Operator and IAE mutually agree a specific user may review. IAE shall review security requirements for web portal access from time to time to ensure an appropriate level of data protection. Updated security requirements shall be communicated to Operator on a timely basis.

3.    TRANSMISSION OF DATA BY OPERATOR

(a)
Operator shall provide all data requested by IAE in order to perform the Services, including but not limited to the date and time the data was recorded, aircraft and engine number, engine position, altitude and mach (or air speed), total air temperature, engine pressure ratio, rotor speeds, fuel flow, oil temperature, oil pressure, mechanical exceedances and pertinent maintenance actions (EHM Eligible Engine changes, sensor changes, other items that may impact engine performance). Operator shall electronically transmit engine condition monitoring data to IAE’s designated ground station via air-to-ground service providers (e.g., ARINC and SITA) or via such other routing as the parties mutually agree.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

(b)
Using the facilities available within IAE’s V2500 engine monitoring program services, the Operator shall provide feedback of on-wing maintenance actions taken as a result of an alert notification as provided in accordance with Section 1(a)(v) herein.

4.    LIMITATION OF LIABILITY
IAE MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE SERVICES SET FORTH IN THIS Exhibit G. OPERATOR ACKNOWLEDGES AND AGREES THAT IT IS SOLELY RESPONSIBLE FOR MAKING ALL DECISIONS IN RESPECT TO THE SERVICES. IAE EXPRESSLY DISCLAIMS AND OPERATOR HEREBY RELEASES IAE FROM ANY LIABILITY, INCLUDING BUT NOT LIMITED TO LIABILITY FOR DIRECT, INDIRECT, CONSEQUENTIAL, OR INCIDENTAL DAMAGES ARISING OUT OF OR ASSOCIATED WITH THE SERVICES, RECOMMENDATIONS OR FAILURE TO MAKE RECOMMENDATIONS BY IAE, OR ANY DECISIONS MADE BY OPERATOR WITH RESPECT TO THE SERVICES. Should Operator fail to comply with operating and maintenance instructions or recommendations resulting from the Services, authorized or issued by IAE and current at the time, then IAE shall not be held liable for any costs associated with any Engine, Module or Part failure arising from Operator’s failure to comply with IAE’s recommendations. Any such event shall also be considered ineligible against any warranties or guarantees provided by IAE and resulting repairs and part replacements shall be carried out and charged as Excess Work under the applicable IAE Fleet Hour Agreement.

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Exhibit H
Excess Work Rates

Item	Basis	Rates/Fees
*****	*****	*****(3)
*****(4)	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****	*****
*****	*****(2)	***** (3)
*****	*****	*****(3)

Notes:

1.	*****

2.
Where units per Engine quantities listed in Exhibit C are greater than *****, a single ***** fee per ATA line item shall still apply. This charge will also cover the packing, one-way transportation and coordination of Accessories removed and sent for vendor repair.

3.	The above rates and fees are expressed in United States Dollars and are subject to escalation from the base month of January 2013 in accordance with the formula set forth in Exhibit B.

4.	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

Exhibit I
FHA Rate Adjustment Tables

The FHA Rates have been calculated based on Spirit meeting the General Conditions detailed in Section 10.4 of the Agreement.
To the extent that any operating parameters vary, the applicable charges shall be generated from the rate change tables contained in this Exhibit I. If the actual operation of the Eligible Engines falls between the points covered in any one of the tables, the adjustment factor can be interpolated linearly between the points to derive the applicable factor. If the actual utilization parameters fall between two separate tables, the table with the higher factor shall apply.
If any of the actual operating parameters fall outside the coverage of the tables contained in this Exhibit I, the Parties shall agree a rate adjustment based on the same method of calculation used to derive the tables (and not based on simple extrapolation).
*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

400 Main Street, M/S 121-10
East Hartford, CT 06108 USA

October 1, 2013

Spirit Airlines, Inc.
2800 Executive Way
Miramar, Florida 33025

Subject:	Side Letter No. 1 to the V2500-A5 Fleet Hour Agreement between IAE International Aero Engines AG and Spirit Airlines, Inc., dated October 1, 2013

Gentlemen:

We refer to (i) the V2500-A5 Fleet Hour Agreement dated October 1, 2013 between IAE International Aero Engines AG (“IAE”) and Spirit Airlines, Inc. (“Spirit”), as amended from time to time, such agreement being hereinafter referred to as the “New Fleet FHA”, and (ii) Side Letter No. 2, dated October 1, 2013 (“Side Letter No. 2”) to the V2500-A5 General Terms of Sale dated October 1, 2013 between IAE and Spirit, as amended from time to time (the “New Fleet Contract”). Unless expressly stated to the contrary, and to the extent possible, terms used in this Side Letter No. 1 (“Side Letter No. 1”) shall have the same meaning given to them in the New Fleet FHA, and the New Fleet Contract and Side Letter No. 2.
In consideration of Spirit purchasing fifteen (15) Incremental Aircraft and purchasing or leasing two (2) Incremental Spare Engines, as defined in Side Letter No. 2, the Parties agree as follows:

1.	New Fleet – Aircraft Delivery Schedule

The Aircraft Delivery Schedule attached to the New Fleet FHA as Exhibit A-1 is deleted in its entirety, and replaced with the Delivery Schedule attached to this Side Letter 1 as Appendix 1.

2.	New Fleet – Spare Engine Delivery Schedule

The Spare Engine Delivery Schedule attached to the New Fleet FHA as Exhibit A-2 is deleted in its entirety, and replaced with the Delivery Schedule attached to this Side Letter 1 as Appendix 2.

Except as expressly amended by this Side Letter No. 1, all provisions of the FHA remain in full force and

Agreed to and accepted on behalf of: IAE International Aero Engines AG		Agreed to and accepted on behalf of: Spirit Airlines, Inc.
By:	/s/ Rick Deurloo	By:	/s/ Edward Christie
Name:	Rick Deurloo	Name:	Edward Christie
Title:	SVP Sales	Title:	SVP & CFO
Date:	10/2/13	Date:	10/2/13

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

ATTACHMENT 1

“Exhibit A-1
Aircraft Delivery Schedule

Aircraft No.	Aircraft Model	Engine Model	Scheduled Delivery Date
1	*****	*****	*****
2	*****	*****	*****
3	*****	*****	*****
4	*****	*****	*****
5	*****	*****	*****
6	*****	*****	*****
7	*****	*****	*****
8	*****	*****	*****
9	*****	*****	*****
10	*****	*****	*****
11	*****	*****	*****
12	*****	*****	*****
13	*****	*****	*****
14	*****	*****	*****
15	*****	*****	*****
16	*****	*****	*****
17	*****	*****	*****
18	*****	*****	*****
19	*****	*****	*****
20	*****	*****	*****
21	*****	*****	*****
22	*****	*****	*****
23	*****	*****	*****
24	*****	*****	*****
25	*****	*****	*****
26	*****	*****	*****
27	*****	*****	*****
28	*****	*****	*****
29	*****	*****	*****
30	*****	*****	*****
31	*****	*****	*****
32	*****	*****	*****
33	*****	*****	*****
34	*****	*****	*****
35	*****	*****	*****
36	*****	*****	*****
37	*****	*****	*****
38	*****	*****	*****
39	*****	*****	*****
40	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

41	*****	*****	*****
42	*****	*****	*****
43	*****	*****	*****
44	*****	*****	*****
45	*****	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit 10.2

ATTACHMENT 2

“Exhibit A-2
Spare Engine Delivery Schedule

Firm Spare Engine Delivery Schedule
Spare Engine No.	Quantity	Engine Model	Scheduled Delivery Date
1	1	*****	*****
2	1	*****	*****
3	1	*****	*****
4	1	*****	*****

Option Spare Engine Delivery Schedule
Spare Engine No.	Quantity	Engine Model	Scheduled Delivery Date
1	1	*****	*****
1	1	*****	*****

*****Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.